Exhibit 99.1

Impinj Reports First Quarter 2025 Financial Results

SEATTLE, WA, April 23, 2025– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the first quarter ended March 31, 2025.

“Our first-quarter execution was solid, with revenue and profitability exceeding our guidance,” said Chris Diorio, Impinj co-founder and CEO. “We are managing our business with a steady hand, focused on extending our technology lead, market share and platform adoption.”

First Quarter 2025 Financial Summary

•
Revenue of $74.3 million
•
GAAP gross margin of 49.4%; non-GAAP gross margin of 52.7%
•
GAAP net loss of $8.5 million, or loss of $0.30 per diluted share using 28.6 million shares
•
Adjusted EBITDA of $6.5 million
•
Non-GAAP net income of $6.3 million, or income of $0.21 per diluted share using 29.4 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the "Non-GAAP Financial Measures" sections below.

Second Quarter 2025 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the second quarter of 2025 (in millions, except per share data):

Three Months Ending
June 30, 2025
Revenue	$91.0 to $96.0
GAAP Net income	$5.6 to $8.1
Adjusted EBITDA income	$23.5 to $26.0
GAAP Weighted-average shares — diluted	29.6 to 29.8
GAAP Net income per share — diluted	$0.19 to $0.27
Non-GAAP Net income	$20.8 to $23.3
Non-GAAP Weighted-average shares — diluted	32.2 to 32.4
Non-GAAP Net income per share — diluted	$0.68 to $0.76

A reconciliation between GAAP and non-GAAP financial measures is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call and webcast to discuss its first-quarter 2025 results and second-quarter 2025 outlook today, April 23, 2025 at 5:00 p.m. ET / 2:00 p.m. PT. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 1095880.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, investment plans and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, and our financial guidance and considerations for the second quarter of 2025 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations
Jill West
Vice President, Strategic Communications
+1 206-834-1110
jwest@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	March 31, 2025	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$61,317	$46,053
Short-term investments	86,600	118,661
Accounts receivable, net	57,099	56,802
Inventory	98,483	99,346
Prepaid expenses and other current assets	5,069	5,536
Total current assets	308,568	326,398
Long-term investments	84,547	74,871
Property and equipment, net	49,646	50,610
Intangible assets, net	10,241	10,291
Operating lease right-of-use assets	6,507	7,142
Other non-current assets	939	1,045
Goodwill	19,377	18,723
Total assets	$479,825	$489,080
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$10,830	$17,254
Accrued compensation and employee related benefits	8,952	22,309
Accrued and other current liabilities	3,084	2,684
Current portion of operating lease liabilities	3,665	3,589
Current portion of long-term debt	—	283,493
Current portion of deferred revenue	1,634	1,848
Total current liabilities	28,165	331,177
Long-term debt	283,905	—
Operating lease liabilities, net of current portion	4,775	5,719
Deferred tax liabilities, net	2,194	2,200
Deferred revenue, net of current portion	222	120
Total liabilities	319,261	339,216
Stockholders' equity:
Common stock, $0.001 par value	29	29
Additional paid-in capital	558,672	541,090
Accumulated other comprehensive loss	(373)	(1,942)
Accumulated deficit	(397,764)	(389,313)
Total stockholders' equity	160,564	149,864
Total liabilities and stockholders' equity	$479,825	$489,080

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2025	2024
Revenue	$74,277	$76,825
Cost of revenue	37,596	39,277
Gross profit	36,681	37,548
Operating expenses:
Research and development	25,314	22,519
Sales and marketing	8,055	10,176
General and administrative	12,396	13,365
Amortization of intangibles	485	1,409
Restructuring costs	—	1,812
Total operating expenses	46,250	49,281
Loss from operations	(9,569)	(11,733)
Other income, net	2,060	1,292
Income from settlement of litigation	—	45,000
Interest expense	(1,223)	(1,216)
Income (loss) before income taxes	(8,732)	33,343
Income tax benefit	281	1
Net income (loss)	$(8,451)	$33,344

Net income (loss) per share — basic	$(0.30)	$1.22
Net income (loss) per share — diluted	$(0.30)	$1.10	(1)

Weighted-average shares outstanding — basic	28,639	27,357
Weighted-average shares outstanding — diluted	28,639	31,425	(1)

(1) Diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended
	March 31,
	2025	2024
Operating activities:
Net income (loss)	$(8,451)	$33,344
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,521	3,909
Stock-based compensation	12,522	11,790
Restructuring equity modification expense	—	366
Accretion of discount or amortization of premium on investments	(590)	(67)
Amortization of debt issuance costs	414	407
Deferred tax expense	(93)	(278)
Revaluation of acquisition-related contingent consideration liability	—	907
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(220)	(4,503)
Inventory	896	9,400
Prepaid expenses and other assets	870	1,355
Accounts payable	(6,623)	1,878
Accrued compensation and employee related benefits	(13,401)	(292)
Accrued and other liabilities	405	2,182
Operating lease right-of-use assets	653	614
Operating lease liabilities	(887)	(820)
Deferred revenue	(159)	(52)
Net cash provided by (used in) operating activities	(11,143)	60,140
Investing activities:
Purchases of investments	(25,910)	—
Proceeds from maturities of investments	49,000	11,248
Purchases of property and equipment	(1,863)	(6,202)
Net cash provided by investing activities	21,227	5,046
Financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	5,847	6,917
Payments of taxes on restricted stock units	(787)	—
Net cash provided by financing activities	5,060	6,917
Effect of exchange rate changes on cash and cash equivalents	120	(44)
Net increase in cash and cash equivalents	15,264	72,059
Cash and cash equivalents
Beginning of period	46,053	94,793
End of period	$61,317	$166,852

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA, non-GAAP net income (loss), free cash flow and adjusted free cash flow as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We use free cash flow and adjusted free cash flow as key measures when assessing our sources of liquidity, capital resources, and quality of earnings. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense).

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

Free cash flow

We define free cash flow as net cash provided by (used in) operating activities, determined in accordance with GAAP, less purchases of property and equipment. We define adjusted free cash flow as free cash flow less cash received from gain on litigation settlement.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended
	March 31,
	2025	2024
GAAP Gross margin	49.4%	48.9%
Adjustments:
Depreciation and amortization	2.6%	2.0%
Stock-based compensation	0.7%	0.6%
Non-GAAP Gross margin	52.7%	51.5%
Certain amounts may be off due to rounding

GAAP Net income (loss)	$(8,451)	$33,344
Adjustments:
Depreciation and amortization	3,521	3,909
Stock-based compensation	12,522	11,790
Restructuring costs	—	1,812
Acquisition related expenses	—	907
Other income, net	(2,060)	(1,292)
Income from settlement of litigation	—	(45,000)
Interest expense	1,223	1,216
Income tax expense	(281)	(1)
Adjusted EBITDA	$6,474	$6,685

GAAP Net income (loss)	$(8,451)	$33,344
Adjustments:
Depreciation and amortization	3,521	3,909
Stock-based compensation	12,522	11,790
Restructuring costs	—	1,812
Acquisition transaction expenses	—	907
Income from settlement of litigation	—	(45,000)
Income tax effects of adjustments (1)	(1,288)	(591)
Non-GAAP Net income	$6,304	$6,171

Non-GAAP Net income per share — diluted	$0.21	$0.21

GAAP Weighted-average shares — diluted	28,639	31,425
Dilutive shares from stock plans	806	—
Dilutive shares from convertible debt	—	(2,589)
Non-GAAP Weighted-average shares — diluted	29,445	28,836
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended
	March 31,
	2025	2024
GAAP Net cash provided by (used in) operating activities	$(11,143)	$60,140
Adjustments:
Purchases of property and equipment	(1,863)	(6,202)
Free cash flow	$(13,006)	$53,938
Adjustments:
Income from settlement of litigation	—	(45,000)
Adjusted free cash flow	$(13,006)	$8,938

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
June 30,
2025
GAAP Net income	$6,812
Adjustments:
Forecasted Depreciation and amortization	3,550
Forecasted Stock-based compensation	15,000
Forecasted Interest expense	1,215
Forecasted Other income, net	(2,100)
Forecasted Income tax expense	223
Adjusted EBITDA	$24,700

GAAP Net income	$6,812
Adjustments:
Forecasted Depreciation and amortization	3,550
Forecasted Stock-based compensation	15,000
Forecasted Income tax effects of adjustments	(3,303)
Non-GAAP Net income	$22,059

GAAP Net income per share — diluted	$0.23
Non-GAAP Net income per share — diluted(1)	$0.72

GAAP weighted-average shares — diluted	29,700
Dilutive shares	2,600
Non-GAAP weighted-average shares — diluted(1)	32,300

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion of 2.6 million.